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                                   FIRST AMENDMENT
                                        TO THE
                          INSURANCE AND INDEMNITY AGREEMENT


         THIS FIRST AMENDMENT TO THE INSURANCE AND INDEMNITY AGREEMENT dated as of August 1, 1997 (this "Amendment"), among FINANCIAL SECURITY ASSURANCE INC. ("FSA"), ARCADIA RECEIVABLES CONDUIT CORP. (the "Issuer"), ARCADIA RECEIVABLES FINANCE CORP. (formerly known as Olympic Receivables Finance Corp.), as Seller (the "Seller"), ARCADIA FINANCIAL LTD. (formerly known as Olympic Financial Ltd.), as Servicer ("Servicer").

         WHEREAS, the parties hereto wish to amend the Insurance and Indemnity Agreement, dated as of December 3, 1996 (the "Insurance and Indemnity Agreement"), among FSA, the Issuer, the Seller, and the Servicer herein;

         NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

         SECTION 1.

              a. Amendment to Section 5.01. The following subsection shall be added to Section 5.01 of the Insurance and Indemnity Agreement:

         (k) the amount on deposit in the Warehousing Spread Account as of the end of the day on any Distribution Date shall be less than the Spread Account Minimum Amount as of the immediately preceding or coinciding Determination Date.

              b. Amendment to Annex I. The following definition shall be added to Annex I of the Insurance And Indemnity Agreement:

         "SPREAD ACCOUNT MINIMUM AMOUNT" means, with respect to the Warehousing Series and any Determination Date: (i) if no Amortization Event with respect to the Warehousing Series has occurred as of the related Determination Date, one percent of the Principal Balance as of such Determination Date of the Purchased Receivables (as defined in the Repurchase Agreement); or (ii) if an Amortization Event with respect to the Warehousing Series has occurred as of the related Determination Date, one percent of the Principal Balance of the Purchased Receivables (as defined in the

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         Repurchase Agreement) as of the date of the occurrence of such
         Amortization Event.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of FSA, the Issuer, the Seller, and the Servicer represents and warrants that as of the effective date of this Amendment, no Event of Default has occurred under the Repurchase Agreement, no Servicer Termination Event has occurred under the Servicing Agreement, no Event of Default has occurred under the Insurance and Indemnity Agreement and to the best of each of FSA, the Issuer, the Seller, and the Servicer's knowledge there is no set of circumstances existing that with the passage of time or the giving of notice, would constitute any such event.

         SECTION 3. EFFECTIVENESS. The amendments provided for by this Amendment shall become effective upon (i) the due execution and delivery of this Amendment duly executed by each of the parties hereto, (ii) the effectiveness of the Amendments dated the date hereof to the Servicing Agreement and the Repurchase Agreement in form and substance satisfactory to FSA and (iii) an opinion of counsel to Arcadia, dated the date hereof, addressed to the Agent and the Security Insurer, covering such matters as the Agent and the Security Insurer may reasonably request.

         SECTION 4. INSURANCE AND INDEMNITY AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically amended hereby, all of the terms and conditions of the Insurance and Indemnity Agreement shall remain in full force and effect and, except as expressly provided herein, the effectiveness of this Amendment shall not operate as, or constitute a waiver or modification of, any right, power or remedy of any party to the Insurance and Indemnity Agreement. All references to the Insurance and Indemnity Agreement in any other document or instrument shall be deemed to mean the Insurance and Indemnity Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Insurance and Indemnity Agreement, but shall constitute an amendment thereof.

         SECTION 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on an original, but all such counterparts taken together shall constitute one and the same instrument.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Insurance and Indemnity Agreement.


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         IN WITNESS WHEREOF, FSA, the Issuer, the Seller, and the Servicer have caused this First Amendment to the Insurance and Indemnity Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       FINANCIAL SECURITY ASSURANCE INC.


                                       By   /s/ Russell B. Brewer II
                                            ----------------------------------
                                            Name: Russell B. Brewer II
                                            Title:  Managing Director

                                       ARCADIA RECEIVABLES CONDUIT CORP.


                                       By   /s/ John Witham
                                            ----------------------------------
                                            Name: John Witham
                                            Title:  EVP CFO

                                       ARCADIA RECEIVABLES FINANCE CORP.


                                       By   /s/ John Witham
                                            ----------------------------------
                                            Name: John Witham
                                            Title: EVP CFO

                                       ARCADIA FINANCIAL LTD.,
                                       in its individual capacity and as
                                       Servicer

                                       By   /s/ Mike Sherman
                                            ----------------------------------
                                            Name:   Mike Sherman
                                            Title:  VP - Treasurer


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